Exhibit 10.58

CONVENIO MODIFICATORIO AL CONTRATO DE ARRENDAMIENTO

AMENDMENT TO THE LEASE AGREEMENT

Celebrado entre

Entered into by and between

“Mex-lndustrial Assets, S. de R.L. de C.V.”

(“Arrendador”/ “Lessor”)

y / and

Esterline Mexico, S. de R.L. de C.V.

(“Arrendatario” / “Lessee”)

Con fecha 2 de diciembre de 2015

Dated December 2, 2015

Respecto de / Regarding the IGS - El Águila II Property

(“Propiedad Arrendada”)

(“Leased Property”)

AMENDMENT TO LEASE AGREEMENT DATED DECEMBER 2, 2015, ENTERED INTO BY AND BETWEEN MEX-INDUSTRIAL ASSETS, S. DE R.L. DE C.V., (HEREINAFTER, THE “LESSOR”), REPRESENTED BY WINSTON LACHLAN ELTING LAABS, AND ON THE OTHER SIDE ESTERLINE MEXICO, S. DE R.L. DE C.V. (HEREINAFTER, THE “LESSEE”), REPRESENTED BY SCOTT CRAWFORD, PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

MODIFICACIÓN AL CONTRATO DE ARRENDAMIENTO DE FECHA 2 DE DICIEMBRE, 2015, QUE CELEBRAN POR UNA PARTE MEX-INDUSTRIAL ASSETS, S. DE R.L. DE C.V., (EN LO SUCESIVO EL “ARRENDADOR”), REPRESENTADO EN ESTE ACTO POR WINSTON LACHLAN ELTING LAABS, Y POR LA OTRA PARTE ESTERLINE MEXICO, S. DE R.L. DE C.V. (EN LO SUCESIVO EL “ARRENDATARIO”), REPRESENTADO EN ESTE ACTO POR SCOTT CRAWFORD, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

REPRESENTATIONS	DECLARACIONES

1.     The Parties hereby recite through their legal representatives that:

1.a.      On June 4, 2014, they entered into a lease agreement (the “Lease Agreement”) with respect to an industrial facility with an area of 57,694 square feet, located at Avenida Águila Azteca No. 19430, Col. Baja Maq El Águila, 22101 Tijuana, Baja California (the “Leased Property”).

1.b.      The Lease Agreement provided in its Section 3.3 that Lessee had four (4) expansion options in favor of Lessee to expand the leasable area of the Leased Property.

1.c.      The Parties wish to amend the terms of Section 3.3. to extend the period for the exercise of the First, Second and Third Expansion Options for an additional six (6) months, for a total of twenty four (24) months.

1.d.      The defined terms used in the Lease Agreement are used in this Amendment Agreement with the same meaning attributed to them in the Lease Agreement, unless a different meaning has been attributed to them in this Amendment Agreement.

Now therefore, in consideration of the foregoing recitals, the parties expressly agree pursuant to the following:

CLAUSES

CLAUSE I

Amendments to the Lease Agreement

First. Section 3.3 of the Lease Agreement is hereby amended to read as follows:

1.     Declaran   las   Partes   por   conducto   de   su representante que:

1.a.      Con fecha 4 de junio de 2014, celebraron un contrato de arrendamiento (el “Contrato de Arrendamiento”) respecto a un edificio industrial con una superficie de 57,694 pies cuadrados, ubicado en Avenida Águila Azteca No. 19430, Col. Baja Maq El Águila, 22101 Tijuana, Baja California (la “Propiedad Arrendada”).

1.b.      El Contrato de Arrendamiento estableció en su Sección 3.3. que el Arrendatario tenia cuatro (4) opciones de expansión en favor del Arrendatario para expandir el área rentable de la Propiedad Arrendada.

1.c.      Que las Partes desean modificar los términos de la Sección 3.3. para ampliar el plazo para el ejercicio de la Primera, Segunda y Tercera Opciones de Expansión por seis (6) meses adicionales, por un total de veinticuatro (24) meses.

1.d.      Los términos definidos utilizados en el Contrato de Arrendamiento se utilizan en este Convenio Modificatorio con el mismo significado a ellos atribuido en el Contrato de Arrendamiento, salvo que dentro de este Convenio Modificatorio se les atribuya un significado diferente.

Estando de acuerdo con las declaraciones que anteceden, las partes convienen en sujetarse a las siguientes:

CLÁUSULAS

CLAUSULA I

Modificaciones al Contrato de Arrendamiento

Primera: Se modifica la Sección 3.3 del Contrato de Arrendamiento para quedar redactada como sigue:

3.3     Expansion Options. Lessee shall have the option to request Lessor to expand the rentable area of the Leased Property as defined in Exhibit “I” under the terms and conditions set forth in this Section 3.4 (the “Expansion Work”).

The Expansion Work shall be completed to substantially the same level and quality of fit and finish as the existing Leased Property. The First, Second Third and Fourth Expansion Options, (collectively or individually an “Expansion Qption(s)”) are as follows and are payable as part of the Lease Price:

First Expansion Option; (+/- 42,898 SF) – The Lessee shall have the option to exercise the right to expand the Leased Property by approximately an additional 42,898 square feet for twenty four (24) months from the Commencement Date, the “First Expansion Option”. The first six (6) months of the First Expansion Option shall be at no cost to Lessee: the remaining eighteen (18) months of the First Expansion Option shall be at a price of US$1,350.00 (One thousand three hundred and fifty dollars) per month for months seven through twelve and $3,350.00 (three thousand three hundred and fifty dollars) per month for months thirteen through twenty four (the “First Expansion Option Fee”).

Second Expansion Option; (+/-45,166 SF) – After or concurrent to the completion of the First Option to Expand, the Lessee shall have the option to exercise the right to expand the Leased Property by approximately an additional 45,166 square feet for twenty four (24) months from the initial Commencement Date, the “Second Expansion Option”. The first six (6) months of the Second Expansion Option shall be at no cost to Lessee, the remaining eighteen (18) months of the Second Expansion Option shall be at a price of US$1,350.00 (One thousand three hundred and fifty dollars) per month for months seven through twelve and $3,350.00 (three thousand three hundred and fifty dollars) per month for months thirteen through twenty four (the “Second Expansion Option Fee”).

Third Expansion Option; (+/-118,726 SF) – Lessee shall have the option to exercise the right to expand the Leased Property by approximately an additional 118,726 square feet within the new building identified in Exhibit “I” for eighteen (18) months from the initial Commencement Date, the “Third Expansion Option”. The first six (6) months of the Third Expansion Option shall be at no cost to Lessee, the remaining twelve (12) months of the Third Expansion Option shall be at a price ofUS$3,500.00 (Three thousand five hundred dollars) per month for months seven through twelve

“3.3     Opciones de Expansión. El Arrendatario tendrá la opción de pedir al Arrendador expandir el área rentable de la Propiedad Arrendada de acuerdo al Anexo “I” bajo los términos y condiciones expuestos en ésta Sección 3.3 (el “Trabajo de Expansión”).

El Trabajo de Expansión será completado sustancialmente en el mismo nivel y calidad de ajuste y terminado como la Propiedad Arrendada existente. La Primera, Segunda, Tercera y Cuarta Opciones de Expansión, (de manera colectiva o individual una “Opción de Expansión(es)”) serán como sigue y pagaderas como parte del Precio del Arrendamiento:

Primera Opción de Expansión; (+/- 42,898 SF) – El Arrendatario tendrá la opción de ejercer el derecho de expandir la Propiedad Arrendada por aproximadamente 42,898 pies cuadrados adicionales durante los veinticuatro (24) meses siguientes a la Fecha de Inicio, la “Primera Opción de Expansión”. Los primeros seis (6) meses de la Primera Opción de Expansión serán sin costo alguno para el Arrendatario: los (18) meses restantes de la Primera Opción de Expansión serán a un precio de US $1,350.00 (Mil trescientos cincuenta dólares) mensuales, desde el séptimo hasta el doceavo mes, y $3,350.00 (Tres mil trescientos cincuenta dólares) mensuales del treceavo hasta el vigésimo cuarto mes (La “Cuota de la Primera Opción de Expansión”).

Segunda Opción de Expansión; (+/-45,166 SF) – Después o simultáneamente a la finalización de la Primera Opción de Expansión, el Arrendatario tendrá la opción de ejercer la Expansión de la Propiedad Arrendada por un área adicional de aproximadamente de 45,166 pies cuadrados, durante los veinticuatro (24) meses siguientes a la Fecha de Inicio, la “Segunda Opción de Expansión”. Los primeros seis (6) meses de la Segunda Opción de Expansión serán sin costo alguno para el Arrendatario; los dieciocho (18) meses restantes de la Segunda Opción de Expansión serán a un precio de US$1,350.00 (Mil trescientos cincuenta dólares) mensuales desde el séptimo hasta el doceavo mes y $3,350.00 (Tres mil trescientos cincuenta dólares) mensuales del treceavo hasta el vigésimo cuarto mes (la “Cuota de la Segunda Opción de Expansión).

Tercera Opción de Expansión; (+/-118,726 SF) – El Arrendatario tendrá la opción de ejercer el derecho de expandir la Propiedad Arrendada por un área adicional de aproximadamente 118,726 pies cuadrados dentro del nuevo edificio identificado en el Anexo “I” durante los dieciocho (18) meses siguientes a la Fecha de Inicio, la “Tercera Opción de Expansión”. Los primeros seis (6) meses de la Tercera Opción de Expansión serán sin costo alguno para el Arrendatario; los doce (12) meses restantes de la Tercera Opción de Expansión serán a un precio de US$3,500.00 (Tres mil quinientos dólares) mensuales del séptimo al doceavo mes y $7,500.00 and $7,500.00 (Seven thousand five hundred dollars) per month for months thirteen through eighteen, (the “Third Expansion Option Fee”).

However, if the Lessor starts construction at any time during the Lease Term on the additional space described under the Third Expansion Option, then the Third Expansion Option shall be automatically cancelled and the Lessee shall thereafter have a First Right of Refusal at the then existing Lease Price per square foot. In such case, the Fourth Option to Expand would remain valid.

Fourth Expansion Option; (+/-55,025 SF) - After or concurrent to the completion of the First and Second Option to Expand, the Lessee shall have the option to exercise the right to expand the Leased Property by approximately an additional 55,025 square feet within the existing building currently occupied by Meiki de BC, SA de CV for thirty six (36) months from the initial Commencement Date, the “Fourth Expansion Option”. The first six (6) months of the Fourth Expansion Option shall be at no cost to Lessee, the remaining thirty (30) months of the Fourth Expansion Option shall be at a price of US$1,650.00 (One thousand six hundred and fifty dollars) per month for months seven through thirty-six (the “Fourth Expansion Option Fee”).

At any time, Lessee shall have the right to either exercise any one or all of these Options or to relinquish any one or all of these Options, provided the Options are exercised in accordance with the preceding paragraphs, unless otherwise agreed to by the Parties in writing. If Lessee relinquishes any Option, then Lessee shall immediately cease paying that applicable Option Fee. If or when any Expansion Option expires or is relinquished, the Option shall immediately convert to an ongoing First Right of Refusal which shall remain during the Lease Term and Lease Renewal Terms.”

(Siete mil quinientos dólares) mensuales del treceavo al décimo octavo mes, (la “Cuota de la Tercera Opción de Expansión”).

No obstante. si el Arrendador comienza a construir durante el Término del Arrendamiento en el espacio adicional descrito anteriormente, la Tercera Opción de Expansión se cancelará automáticamente y el Arrendatario tendrá un derecho al tanto para renter en el Precio del Arrendamiento vigente entonces por pie cuadrado. En ése caso, la Cuarta Opción de Expansión permanecerá valida.

Cuarta Opción de Expansión; (+/-55,025 SF) - Con posterioridad o de manera concurrente a completarse la Primera y Segunda Opción de Expansión, el Arrendatario tendrá la Opción de ejercer el derecho de expansión de la Propiedad Arrendada por un área adicional de aproximadamente 55,025 pies cuadrados dentro de la construcción actualmente ocupada por Meiki de BC, SA de CV durante los treinta y seis (36) meses siguientes a la Fecha de Inicio, la “Cuarta Opción de Expansión”. Los primeros seis (6) meses de la “Cuarta Opción de Expansión” no tendrán costo alguno para el Arrendatario, los treinta (30) meses restantes de la Cuarta Opción de Expansión serán a un precio de US$1,650.00 (Mil seiscientos cincuenta dólares) mensuales del séptimo al trigésimo sexto mes (la “Cuota de la Cuarta Opción de Expansión),

En cualquier momento, el Arrendatario tendrá el derecho de ejercer o renunciar a todas o cualesquiera de estas Opciones. siempre y cuando las Opciones sean ejercidas conforme a los párrafos precedentes, a menos que las Partes acuerden lo contrario por escrito. Si el Arrendatario renuncia a cualquier Opción, entonces el Arrendatario cesará inmediatamente el pago de la Cuota de Opción que corresponda. Si o cuando cualquier Opción de Expansión expire o sea renunciada, la Opción será inmediatamente convertida a un Derecho al Tanto, el cual prevalecerá durante el Término del Arrendamiento y los Términos de Prórroga de Arrendamiento.”

Second. Additional Provisions.

The parties agree that this Amendment Agreement does not constitute novation or extinction of the obligations set forth in the Lease Agreement. Except for the amendments expressly agreed herein, the Lease Agreement shall continue in full force and effect.

This Amendment Agreement becomes an integral part of the Lease Agreement and,: therefore, all provisions of the Lease Agreement, as appropriate, are applicable hereto.

IN   WITNESS WHEREOF, the  parties sign this

Segunda. Additional Provisions.

Las partes manifiestan que el presente Convenio Modificatorio no constituye novación o extinción de las obligaciones establecidas en el Contrato de Arrendamiento. Salvo por lo aqui pactado, el Arrendamiento permanece en pleno vigor y efecto.

El presente Convenio Modificatorio pasa a formar parte integrante del Contrato de Arrendamiento, por lo que le son aplicables, en lo conducente, todas y cada una de las estipulaciones del mismo.

EN TESTIMONIO DE  LO CUAL, las partes suscriben el

Amendment Agreement through their respective and duly authorized representatives, on the date first above written.	presente Convenio Modificatorio a través de sus representantes debidamente autorizados para tal efecto, en la fecha que se seῆala en el proemio del mismo.
[SIGNATURE PAGE FOLLOWS]	[HOJA DE FIRMAS EN SIGUIENTE HOJA]

“Arrendador” / “Lessor”

Mex-lndustrial Assets, S. de R.L. de C.V.

Winston Lachlan Elting Laabs

Representante Legal / Legal Representative

“Arrendatario” /“Lessee”

Esterline México, S. de R.L. de C.V.

/s/ Scott Crawford

Scott Crawford

Representante Legal / Legal Representative

Testigo / Witness

/s/ Shannon George

Shannon George

Testigo / Witness

Enrique Aguilar Galvez

SEGUNDO CONVENIO MODIFICATORIO AL CONTRATO DE ARRENDAMIENTO

SECOND AMENDMENT TO THE LEASE AGREEMENT

Celebrado entre

Entered into by and between

“Mex-Industrial Assets, S. de R.L. de C.V.”

(“Arrendador” / “Lessor”)

y / and

Esterline Mexico, S. de R.L. de C.V.

(“Arrendatario” / “Lessee”)

Con fecha 1 de junio de 2016

Dated June 1st, 2016

Respecto de / Regarding the IGS - El Águila II Property

(“Propiedad Arrendada”)

(“Leased Property”)

SECOND AMENDMENT TO LEASE AGREEMENT DATED JUNE 1ST, 2016, ENTERED INTO BY AND BETWEEN MEX-INDUSTRIAL ASSETS, S. DE R.L. DE C.V., (HEREINAFTER, THE “LESSOR”), REPRESENTED BY WINSTON LACHLAN ELTING LAABS, AND ON THE OTHER SIDE ESTERLINE MEXICO, S. DE R.L. DE C.V. (HEREINAFTER, THE “LESSEE”), REPRESENTED BY ALBERT SCOTT YOST, PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

SEGUNDO CONVENIO MODIFICATORIO CONTRATO DE ARRENDAMIENTO DE FECHA 1 DE JUNIO, 2016, QUE CELEBRAN POR UNA PARTE MEX-INDUSTRIAL ASSETS, S. DE R.L. DE C.V., (EN LO SUCESIVO EL “ARRENDADOR”), REPRESENTADO EN ESTE ACTO POR WINSTON LACHLAN ELTING LAABS, Y POR LA OTRA PARTE ESTERLINE MEXICO, S. DE R.L. DE C.V. (EN LO SUCESIVO EL “ARRENDATARIO”), REPRESENTADO EN ESTE ACTO POR ALBERT SCOTT YOST, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:

REPRESENTATIONS	DECLARACIONES

1. The Parties hereby recite through their legal representatives that:	1. Declaran las Partes por conducto de su representante que:

1.a. On June 4, 2014, the Parties entered into a lease agreement (the “Lease Agreement”) with respect to an industrial facility with an area of 57,694 square feet, located at Avenida Águila Azteca No. 19430, Col Baja Maq El Águila, 22101 Tijuana, Baja California (the “Leased Property”).

1.a. Con fecha 4 de junio de 2014, las Partes celebraron un contrato de arrendamiento (el “Contrato de Arrendamiento”) respecto a un edificio industrial con una superficie de 57,694 pies cuadrados, ubicado en Avenida Águila Azteca No. 19430, Col. Baja Maq El Águila, 22101 Tijuana, Baja California (la “Propledad Arrendada”).

1.b. On December 2nd, 2015, the Parties entered into the first amendment to the lease agreement (the “First Amendment”) which amended Section 3.3 of the Lease Agreement extending the period for the exercise of the First, Second and Third Expansion Options.

1.b. Con fecha 2 de diciembre de 2015, las Partes celebraron el primer convenio modificatorio al contrato de arrendamiento (el “Primer Convenio Modificatorio”) donde se modificȯ la Secciȯn 3.3 del Contrato de Arrendamiento ampliando el plazo para el ejercicio de la Primera, Segunda y Tercera Opciones de Expansiȯn.

1.c. The Lessee notified Lessor of the exercise of the First and Second Expansion Options established in section 3.3 of the Lease Agreement.	1.c. El Arrendatario le notificȯ al Arrendador el ejercicio de la Primer y Segunda Opciȯn de Expansiȯn establecidas en la secciȯn 3.3 del Contrato de Arrendamiento.

1.d. As a result of having exercised the First and Second Expansion Options, the Parties wish to amend certain terms of the Lease Agreement.	1.d. Que derivado del ejercicio de la Primer y Segunda Opciȯn de Expansion, las Partes desean modificar ciertos términos del Contrato de Arrendamiento.

1.e. The defined terms contained in the Lease Agreement are used in this Second Amendment Agreement with the same meaning attributed to them in the Lease Agreement and in its First Amendment, unless otherwise defined within this Second Amendment Agreement.

1.e. Los términos definidos ulilizados en el Contrato de Arrendamiento se utilizan en este Segundo Convenio Modificatorio con el mismo significado a ellos alribuido en el Contrato de Arrendamiento y en su Primer Convenio Modificatorio, salvo que dentro de este Segundo Convenio Modificatorio se les atribuya un significado diferente.

Now therefore, being in agreement with the foregoing recitals, the Parties expressly agree to the following:	Estando de acuerdo con las declaraciones que anteceden, las Partes convienen en sujelarse a las siguientes:

CLAUSES	CLÁUSULAS

CLAUSE I	CLAUSULA I

Amendments to the Lease Agreement	Modificaclones al Contrato de Arrendamiento

First. The Parties mutually agree to the following amendments to the Lease Agreement	Primera: Las Partes de común acuerdo convienen en las siguientes modificaciones al Contrato de Arrendamiento:

i. The Parties agree to amend the basic lease reference Information and certain definitions of the Lease Agreement and its Exhibit “E”, including the “Original Leased Area”, the “Additional Leased Area”, and the “Leased Property” so that from now on they will be defined as follows:

i. Las Partes acuerdan modificar la Informaciȯn básica de referencia al arrendamiento y ciertas definiciones del Contrato de Arrendamiento y su Anexo “E”, incluyendo las definiciones de “Área Arrendada Original”, “Área Arrendada Adicional”, y de “Propiedad Arrendada” para que a partir de la firma del presente sean expresadas como a continuaciȯn se indica:

“Leased Property: The area formed by the Original Leased Area and the Additional Leased Area, equal to a total area of 145,752 SF, as described in Exhibit “A-3”.	“Propiedad Arrendada: El conjunto del Área Arrendada Original y el Área Arrendada Adicional, igual a una superficie total de 145,752 SF, según se describe en el “Anexo A-3”.

Original Leased Area: 58,683 SF, Exhibit “A-3”.	Área Arrendada Original: 58,683 SF. Anexo “A-3”.

Additional Leased Area: 87,070 SF, Exhibit “A-3”.	Área Arrendada Adicional: 87,070 SF, Anexo “A-3”.

ii. The Parties agree to hereby amend Clause 1 of the Lease Agreement as follows:	ii. Las Partes acuerdan modificar la Cláusula 1 del Contrato de Arrendamiento como a continuaciȯn se indica:

“Clause I. Lease of the Leased Property. Pursuant to the terms and conditions of this agreement. Lessor hereby leases to Lessee the Leased Property, which is hereby accepted as described herein in such capacity by Lessee. The Leased Property will be formed by: (a) the “Original Leased Area” with a leasable area of 58,683 SF (Fifty eight thousand six hundred and eighty three square feet) and (b) by the Additional Leased Area with a leasable area of 87,070 SF (Eighty seven thousand seventy square feet).

“Clἀusula 1. Arrendamiento de la Propiedad Arrendada. Conforme a los tèrminos y condiciones de este convenio, el Arrendador en este acto otorga en arrendamiento al Arrendatario la Propiedad Arrendada, la cual es aceptada según lo aqui descrito en tal caràcter par el Arrendatario. La Propiedad Arrendada estarà conformadu por: (a) el “Área Arrendada Original” con un àrea rentable de 58,683 SF (Cincuenta y ocho mil seiscientos ochenta y tres pies cuadrados) y (b) par el Área Arrendada Adicional” con un àrea rentable de 87,070 SF (Ochenta y siete mil setenta pies cuadrados).

1.2 Additional Leased Area Early Termination. The Parties agree that the Lessee will have an early termination option SOLELY with respect to the lease of the Additional Leased Area; the exercise of this option will not be considered as a breach of the Lease Agreement and thus the contractual penalty shall not apply to Lessee in this case. This option of early termination (the “Early Termination Option”) may be exercised by Lessee no later than August 5th, 2016, provided that Lessee has duly notified in writing to the Lessor the exercise of this option, otherwise the Lease will remain in full force and effect. This Early Termination Option is only applicable for the Additional Leased Area so that under no circumstances will it apply to the lease of the Original Leased Area”.

1.2 Terminaciȯn Anticipada del Área Arrendada Adicional. Las Partes acuerdan que el Arrendatario tendrà una opciȯn de terminaciȯn anticipada ÚNICAMENTE por lo que respecta al arrendamiento del Área Arrendada Adicional, sin que el ejercicio de dicha opciȯn sea considerado como un incumplimiento al Contrato de Arrendamiento, por lo que no le seria atribuiblc una pena convencional al Arrendatario en ese caso. Esta opciȯn de terminaciȯn anticipada (la “Opciȯn de Terminaciȯn Anticipada”) podrà ser ejercida por el Arrendatario a màs tardar el dia 5 de agosto de 2016, siempre que el ejercicio de dicha opciȯn sea notificado por escrito, de lo contrario el Arrendamiento persistirà en todos sus tèrminos y condiciones. Cube mencionar que esta Opciȯn de Terminaciȯn Anticipada únicamente es aplicable para el Área Arrendada Adicional, por lo que bajo ninguna circunstancia se podrà aplicar al arrendamiento del Área Arrendada Original”.

iii. The Parties agree to modify the Section 2.1 of the Clause 2 of the Lease Agreement as follows:	iii. Las Partes acuerdan modificar la secciȯn 2.1 de la Clȧusula 2 del Contrato de Arrendamiento para que a partir de la firma del presente sea expresada como a continuación se indica:

“2.1 Lessor hereby grants to Lessee the possession of the Original Leased Area, whereas the beneficial and substantial delivery of the Additional Leased area will be carried out as described in the Expansion Scope of Work Program which is detailed in Exhibit ”L” hereto. The delivery of the possession of the Leased Property for the Authorized Use shall be provided to the Lessee subject to compliance with of all the provisions and restrictions applicable to its use and the Applicable Law.”

“2.1 En este acto el Arrendador entrega al Arrendatario la posesión del Área Arrendada Original, mientras que la entrega benéfica y sustancial del Área Arrendada Adicional se realizará tal como se describe en el Programa de Obra de la Expansión detallado en el Anexo “L” del presente. La entrega de la posesión de la Propiedad Arrendada al Arrendatario se realiza para el Uso Autorizado, con sujeción al cumplimiento de todas las disposicioncs y restricciones aplicables a su uso y a la Legislacion Aplicable.”

iv. The Parties agree to add Section “2.1.a, Expansion Work” to Clause 2 of the Lease Agreement as follows:	iv. Las Partes acuerdan agregar la Secciόn “2.1.a, Trabajos de Expansion” a la Cláusula 2 del Contrato de Arrendamiento como a continuación se indica:

“2.1.a. Expansion Work. The Parties agree that as a result of Lessee having exercised the First and Second Expansion Options, Lessor will carry out at its own cost the Expansion Work of the Additional Leased Area in accordance with the General Specifications which are detailed in Exhibit “O” hereto, and with the terms and conditions set forth in the Expansion Scope of Work attached hereto as Exhibit “L”. and as set forth in the Final Plans of the Expansion Work attached hereto as Exhibit “M”.”

“2.1.a. Trabajos de Expansión. Las Partes acuerdan que como resultado del ejercicio por parte del Arrendatario de la Primera y Segunda Opción de Expansión, el Arrendador realizará a su cargo la Obra de Expansión en el Área Arrendada Adicional de conformidad con las Especificaciones Generales detalladas en el Anexo “O”, en los plazos y condiciones establecidos en el Programa de Obra de Expansión, mismo que se agrega al presente como Anexo “L”, según se establece en los Planos Finales de Obras de Expansión que se agregan al presente como Anexo “M”.

v. The Parties agree to amend Sections 5,1 and 5.2 of Clause 5 of the Lease Agreement so that from now on they be expressed as follows:	v. Las Partes acuerdan modificar las Secciones 5.1 y 5.2 de la Cláusula 5 del Contrato de Arrendamiento para que a partir ahora sean expresadas como a continuación se indica:

“5.1 Payment of the Lease Price. Lessee shall pay the Lease Price for the Original Leased Area to Lessor as of the Commencement Date, or the immediately following business day.

“5.1 Pago del Precio del Arrendamiento. El Arrendatario se obliga a pagar el Precio del Arrendamiento del Área Arrendada Original al Arrendador a partir de la Fecha de Inicio o el dia hábil inmediato siguiente.

Lessee shall pay to Lessor the Lease Price for the Additional Leased Area as of the actual date of Beneficial Delivery of the Additional Leased Area, as determined in Exhibit “I.”+ hereto.

El Arrendatario se obliga a pagar al Arrendador el Precio del Arrendamiento para el Área Arrendada Adicional a partir de la fecha efectiva de Entrega Benéfica del Área Arrendada Adicional de conformidad con el Anexo “L” del presente.

The payment of the Lease Price shall be paid to Lessor as of the dates detailed in this section 5.1 during the Lease Term and until Lessee vacates and returns to Lessor the possession of the Leased Property pursuant to the terms hereof.

El pago del Precio del Arrendamiento deberá ser pagado al Arrendador a partir de las fechas estipuladas en la presente sección 5.1 durante el Término del Arrendamiento y hasta que el Arrendatario desocupe y restituya al Arrendador la posesión de la Propiedad Arrendada en términos del presente.

5.2 Lease Price.  The Lease Price for the Original Leased Area as of the signing of the Second Amendment Agreement is $0.44075 US Dollars forty-four point zero seventy five cents plus the corresponding value added tax (“VAT”) per square foot of the Original Leased Area per month, this is, the amount of US$25,864.53 Dollars (Twenty five thousand eight hundred and sixty four Dollars 53/100) plus VAT, taking into consideration that the Original Leased Area currently has a total of 58,683 built square feet of leasable area, as defined in Exhibit “A-3” hereto. The Parties acknowledge that, notwithstanding the Original Leased Area increased from 57,694 to 58,683 square feet as a result of a survey that was recently carried out (Exhibit “A-3”). Lessee does not owe Lessor any additional rent for the Original Leased Area during the period from the Commencement Date to the date of this Second Amendment Agreement.

5.2. Precio del Arrendamientu. El Precio del Arrendamiento del Área Arrendada Original a la firma del Segundo Convcnio Modificatorio del Contrato de Arrendamiento es equivalente a $0.44075 Dls. de los E.E.U.U.A. (Cuarenta y cuatro punto cero setenta y cinco cenlavos de Dȯlar) más el impuesto al valor agregado correspondiente (“IVA”). por pie cuadrado del Área Arrendada Original por mes, que es la cantidad de $25,864.53 Dls. de los E.E.U.U.A. (Veinticinco mil ochocientos sesenta y cuatro Dȯlares 5 3/100) más IVA, considerando que el Área Arrendada Original es de 58,683 pies cuadrados de área rentable, segun lo descrito en el Anexo “A-3” del presente. Las Partes reconocen que no obstante que la superficie del Área Arrendada Original se incremento de 57,694 a 58,683 pies cuadrados como resultado de un levantamiento que se practico recientemente (Anexo “A-3”). la Arrendataria no adeuda al Arrendador cantidad alguna de renta por el periodo que abarca de la Fecha de Inicio a la fecha de firma de este Segundo Convenio Modificatorio.

Once the Beneficial Delivery of the Additional Leased Area takes place, the Lease Price for the total Leased Property shall be modified as of said date and will be the amount of US$64,240.19 Dollars (Sixty four thousand two hundred and forty Dollars 19/100), plus VAT. plus the applicable Lease Price increase according to Section 5.3 hereof.”

Una vez que tenga lugar la Entrega Benefica del Area Arrendada Adicional, el Precio del Arrendamiento mensual para la totalidad del Inmueble Arrendado será la cantidad de S64,240.I9 Dls. de los E.E.U.U.A. (Sesenta y cuatro mil doscientos y cuarenta Dólares 19/100) más IVA, más el incremento al Precio del Arrendamiento aplicable de conformidad con la Seccion 5.3 del presente.”

vi. The Parties agree to amend the Term “Lease Commencement Date” of Exhibit “E” of the Lease Agreement so that from now on it will be expressed as follows:	vi. Las Partes acuerdan modificar el Termino “Fecha de Inicio” del Anexo “E” del Contrato de Arrendamiento para que a partir de la firma del presente sea expresada como a continuacion se indica:

“Lease Commencement Date” for the Original Leased Area shall mean June 4th, 2014, and “Leased Commencement Date” for the Additional Leased Area shall mean the date of Beneficial Delivery of the Additional Leased Area.”

“Fecha de Inicio” significa para el Área Arrendada Original el dia 4 de junio de 2014, y “Fecha de Inicio” para el Área Arrendada Adicional será la fecha de la Entrega Benéfica del Área Arrendada Adicional.”

vii The Parties agree to amend the Term “Rent Payment Commencement Date” of Exhibit “E” of the Lease Agreement so that from now on it will be expressed as follows:

vii Las Partes acuerdan modificar el termino “Fecha de Inicio de Pago de Rentas” del Anexo “E” del Contrato de Arrendamiento para que a partir de la firma del presente sea expresada como a continuación se indica:

“Rent Payment Commencement Date” for the Original Leased Area shall mean five months following the Commencement Date (June 4th, 2014), and “Rent Payment Commencement Date” for the Additional Leased Area shall be the date of Beneficial Delivery of the Additional Leased Area.”

“Fecha de Inicio de Pago de Rentas” para el Área Arrendada Original significa cinco meses después de la Fecha de Inicio (4 de junio de 2014), y “Fecha de Inicio de Pago de Rentas “ para el Area Arrendada Adicional significa la fecha de Entrega Benefica del Área Arrendada Adicional.”

Second. Exhibits.	Sequnda. Anexos.

The Parties agree to substitute as of execution of this Second Amendment Exhibit “A-2” of the Lease Agreement “Layout of the Leased Property” with Exhibit “A-2” that is attached hereto. The Parties agree and accept to add the following exhibits to the Lease Agreement:

a.    Exhibit “A-3” (Original Leased Area and Additional Leased Area Layout).

b.   Exhibit “L” (Expansion Scope Of Work)

c.   Exhibit “M” (Final Plans of Expansion Work)

d.   Exhibit “O” (General Specifications of Expansion)

Las Partes acuerdan sustituir con efectos a partir de la firma del presente el Anexo “A-2” del Contrato de Arrendamienlo “Plano de la Propiedad Arrendada” con el Anexo “A-2” que se agrega al presente. Las Partes acuerdan y aceptan agregar los siguientes anexos al Contrato de Arrendamiento:

a.   Anexo “A-3” (Descripción del Área Arrendada Original y del Área Arrendada Adicional).

b.   Anexo “L” (Programa de Obra de Expansi6n).

c.   Anexo “M” (Planos Finales de Obra de Expansión).

d.   Anexo “O” (Especificaciones Generales de la Expansión)

Third. Additional Provisions.	Tercera. Disposiciones Adicionales.

The Parties agree that this Second Amendment Agreement does not constitute a novation or extinction of the obligations set forth in the Lease Agreement and its First Amendment Agreement. Except for the amendments expressly agreed herein, the Lease Agreement shall continue in full force and effect.

Las Partes manifiestan que el presente Segundo Convenio Modificatorio no constituye novación o extinción de las obligaciones establecidas en el Contrato de Arrendamiento y en su Primer Convenio Modificatorio. Salvo por lo aqul pactado, el Arrendamiento permanece en pleno vigor y efecto.

This Second Amendment Agreement hereby becomes an integral part of the Lease Agreement and, therefore, all provisions of the Lease Agreement, as appropriate,	El presente Segundo Convenio Modificatorio pasa a formar parte integrante del Contrato de Arrendamiento, por lo que le son aplicables, en to conducente, todas y cada una de las

are applicable hereto.	estipulaciones del mismo.
IN WITNESS WHEREOF, the Parties execute this Second Amendment Agreement through their respective and duly authorized representatives, on the date first above written.

EN TESTIMONIO DE LO CUAL, las Partes suscriben el presente Segundo Convenio Modificatorio a través de sus representantes debidamente autorizados para tal efecto, en la fecha que se señala en el proemio del mismo.

[SIGNATURE PAGE FOLLOWS]	[HOJA DE FIRMAS EN SIGUIENTE HOJA]

“Arrendador” / “Lessor”
Mex-Industrial Assets, S de. R.L de C.V.

/s/ Winston lachan Elting Laabs
Winston Lachan Elting Laabs
Representante Legal / Legal Representative

“Arrendatario”/ “Lessee”
Esterline Mexico, S. de R.L de C.V.

/s/ Albert Scott Yost
Albert Scott Yost
Representante Legal / Legal Representative

Testigo/Witness

/s/ Amy Watson
Amy Watson

Testigo / Witness

/s/ Enrique Aguilar Galvez
Enrique Aguilar Galvez

May 31, 2016

Mr. Lachlan Elting Mex-lndustrial Assets, S. de R.L. de C.V. Prolongación Paseo de la Reforma #600 PB 31D, Santa Fe Peña Blanca, México D.F. C.P. 01210

Dear Mr. Elting,

In accordance with the Lease Agreement dated June 4, 2014, as amended on December 2, 2015 (the “Lease Agreement”), we would like to notify you of our exercise of the First and Second Expansion Options established in Section 3.3 of the Lease Agreement.

De conformidad con el Contrato de Arrendamiento de fecha 4 de junio de 2014, modificado el 2 de diciembre de 2015 (el “Contrato de Arrendamiento”) deseamos comunicarles nuestro ejercicio de la Primer y Segunda Opciones de Expansion establecidas en la Sección 3.3 del Contrato de Arrendamiento.

We are enclosing an executed draft of a Second Amendment to the Lease Agreement that includes the First and Second Option expansion areas that will now form a part of the Lease Agreement.

Estamos adjuntando una versión firmada de un Segundo Convenio Modificatorio al Contrato de Arrendamiento que incluye las areas comprendidas por la Primer y Segunda Opciones de Expansión, que ahora formarán parte del Contrato de Arrendamiento.

Sincerely yours,	Muy atentamente,

Esterline Mexico, S. de R.L. de C.V.	Esterline Mexico, S. de R.L. de C.V.

/s/ Albert Scott Yost	/s/ Albert Scott Yost
Albert Scott Yost	Albert Scott Yost
Legal Representative	Representante Legal

36001-v1\TIJDMS	1

TERCER CONVENIO MODIFICATORIO AL CONTRATO DE ARRENDAMIENTO

THIRD AMENDMENT TO THE LEASE AGREEMENT

Celebrado entre

Entered into by and between

“Mex-lndustrial Assets, S. de R.L. de C.V.”

(“Arrendador”/“Lessor”)

y / and

Esterline Mexico, S. de R.L. de C.V.

(“Arrendatario”/“lessee”)

Con fecha 3 de Noviembre de 2016

Dated November 3,2016

Respecto de / Regarding the IGS - El Águila II Property

(“Propiedad Arrendada”)

(“Leased Property”)

THIRD AMENDMENT TO LEASE AGREEMENT DATED NOVEMBER 3, 2016, ENTERED INTO BY AND BETWEEN MEX-INDUSTRIAL ASSETS, S. DE R.L. DE C.V., (HEREINAFTER, THE “LESSOR”), REPRESENTED BY WINSTON LACHLAN ELTING LAABS, AND ON THE OTHER SIDE ESTERLINE MEXICO, S. DE R.L. DE C.V. (HEREINAFTER, THE “LESSEE”), REPRESENTED BY ALBERT SCOTT YOST, PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

TERCER CONVENIO MODIFICATORIO CONTRATO DE ARRENDAMIENTO DE FECHA 3 DE NOVIEMBRE DE 2016, QUE CELEBRAN POR UNA PARTE MEX-INDUSTRIAL ASSETS, S. DE R.L. DE C.V., (EN LO SUCESIVO EL “ARRENDADOR”). REPRESENTADO EN ESTE ACTO POR WINSTON LACHLAN ELTING LAABS, Y POR LA OTRA PARTE ESTERLINE MEXICO, S. DE R.L. DE C.V. (EN LO SUCESIVO EL “ARRENDATARIO”), REPRESENTADO EN ESTE ACTO POR ALBERT SCOTT YOST, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

REPRESENTATIONS	DECLARACIONES

1.     The Parties hereby recite through their legal representatives that:

l.a.     On June 4, 2014, the Parties entered into a lease agreement (the “Lease Agreement”) with respect to an industrial facility with an area of 57,694 square feet, located at Avenida Aguila Azteca No. 19430, Col. Baja Maq El Aguila, 22101 Tijuana, Baja California (the “Leased Property”).

1.b.     On December 2nd, 2015, the Parties entered into the first amendment to the lease agreement (“the “First Amendment”) which amended Section 3.3 of the Lease Agreement extending the period to the exercise of the First, Second and Third Expansion Options.

1.c.     The Lessee notified Lessor thereby exercising the First and Second Expansion Options, as established in section 3.3 of the Lease Agreement.

1. d.     On June 1st, 2016, the Parties entered into the second amendment to the lease agreement (the “Second Amendment”) which amended: (i) the basic lease reference information and certain definitions, (ii) Clause 1, (iii) Sections “2.1”, “2.1.a”, “5.1” and “5.2”, (iv) Exhibit “E” and Exhibit “A-2”, and (v) added Exhibits “A-3”, “L”, “M” y “O”, to the Lease Agreement.

1.e.     As a result of a mutual agreement, the Parties wish to amend the Lease Agreement in order to extend the Lease Term.

1.f.     The defined terms contained in the Lease Agreement are used in this Third Amendment Agreement with the same meaning attributed to them in the Lease Agreement and in its First and Second

1.     Declaran las Partes por conducto de su representante que:

1.a.     Con fecha 4 de junio de 2014, las Partes celebraron un contrato de arrendamiento (el “Contrato de Arrendamiento”) respecto a un edificio industrial con una superficie de 57,694 pies cuadrados, ubicado en Avenida Aguila Azteca No. 19430, Col. Baja Maq El Aguila, 22101 Tijuana, Baja California (la “Propiedad Arrendada”).

1.b.     Con fecha 2 de diciembre de 2015, las Partes celebraron el primer convenio modificatorio al contralo de arrendamiento (el “Primer Convenio Modificatorio”) donde se modificó la Sección 3.3 del Contrato de Arrendamiento ampliando el plazo para el ejercicio de la Primera, Segunda y Tercera Opciones de Expansión.

1.c.     El Arrendatario le notificó al Arrendador el ejercicio de la Primer y Segunda Opción de Expansión establecidas en la Sección 3.3 del Contrato de Arrendamiento.

1.d.     Con fecha 1 de junio de 2016, las Partes celebraron el segundo convenio modificatorio al contrato de arrendamiento (el “Segundo Convenio Modificatorio”) donde se modificaron: (i) la información basica de referencia y ciertas definiciones (ii) la Clausula 1, (iii) las secciones “2.1” “2.1.a”, “5.1” y “5.2”, (iv) el anexo “E” y el Anexo “A-2” y (v) se adicionaron los anexos “A-3”, “L”, “M” y “0” al Contrato de Arrendamiento

1.e.     Que derivado de un mutuo acuerdo las partes desean modificar del Contrato de Arrendamiento con el fin de prorrogar su vigencia

1. f.     Los términos definidos utilizados en el Contrato de Arrendamiento se utilizan en este Tercer Convenio Modificatorio con el mismo significado a ellos atribuido en el Contrato de Arrendamiento y en su Primer y Segundo

Amendment, unless redefined within this Third Amendment Agreement.

Now therefore, in consideration of the foregoing recitals, the parties expressly agree pursuant to the following:

CLAUSES

CLAUSE I

Amendments to the Lease Agreement

First. The Parties mutually agree to the following amendments to the Lease Agreement:

Convenio Modificatorio, salvo que dentro de este Tercer Convenio Modificatorio se les atribuya un significado diferente

Estando de acuerdo con las declaradones que anteceden, las partes convienen en sujetarse a las siguientes:

CLAUSULAS

CLAUSULA I

Modificaciones al Contrato de Arrendamiento

Primera: Las partes de común acuerdo aceplan lievar a cabo las sigulentes modificaciones en el Contrato de Arrendamiento:

i.    The Parties agree to amend the basic lease reference information in the definition of “Lease Term” so that from now on they will be expressed as follows:

... “Lease Term 10 years 10 months from the Lease Commencement Date.”...

... “Lease End Date: April 4th,. 2025. ”...

ii.  The Parties agree to hereby amend Section 3.1 of the Lease Agreement as follows:

... “ 3.1 Term of the Agreement. The term of this Agreement starts frtim the Commencement Date and shall be for a period of 10 (ten) years 10 (ten) months mandatory for both Parties (the “Lease Term ”), counted from the Commencement Date, ending on April 4, 2015. ”...

i.  Las Partes acuerdan modificar la Información básica de referencia en la definición de “Termino del Arrendamiento” para que a partir de la firma del presente sean expresadas como a continuación se indica:

...“Termino del Arrendamiento: 1O años 10 meses contados a partir de la Fecha de Inicio. ”...

...“Fecha de Terminación del Arrendamiento: 4 de Abril de 2025.”...

ii.  Las Paries acuerdan modificar la Sección 3.1 del Contrato de Arrendamiento para que a partir de la firma del presente sea expresada como a continuación se indica:

... “3.1. Término del Contrato. La vigencia del Contrato inicia a partir de la Fecha de Inicio y será por un periodo de 10 (diez) años y 10 (diez) meses forzosos para ambus Partes (el “Termino del Arrendamiento”). contado a partir de la Fecha de Inicio, concltiyendo el 4 de abril de2025.”...

Second. Additional Provisions.

The parties agree that this Third Amendmenl Agreement does not constitute novation or extinction of the obligations set forth in the Lease Agreement and its First and Second Amendment Agreements. Except for the amendments expressly agreed herein, the Lease Agreement shall continue in full force and effect.

This third Amendment Agreement hereby becomes an integral part of the Lease Agreement and, therefore, all provisions of the Lease Agreement, as appropriate, are applicable hereto.

IN WITNESS WHEREOF, the parties sign this Third Amendment Agreement through their respective and

Segunda. Disposiciones Adicionales.

Las partes manifiestan que el presente Tercer Convenio Modificatorio no constituye novación o extinción de las obligaciones establecidas en el Contrato de Arrendamiento y en su Primer y Segundo Convenios Modificatorios. Salvo por lo aqui pactado, el Arrendamiento permanece en pleno vigor y efecto.

El presente Tercer Convenio Modificatorio pasa a formar parte integrante del Contrato de Arrendamiento, por lo que le son aplicables, en lo conducente, todas y cada una de las estipulaciones del mismo.

EN TESTIMONIO DE LO CUAL, las partes suscriben el presente Tercer Convenio Modificatorio a través de sus

duly authorized representatives, on the date first above written.	representantes debidamente autorizados para tal efecto, en la fecha que se señala en el proemio del mismo.
[SIGNATURE PAGE FOLLOWS]	[HOJA DE FIRMAS EN SIGUIENTE HOJA]

“Arrendador” / “Lessor”

Mex-lndustrial Assets, S. de R.L, de C.V.

/s/ Winston Lachlan Elting Laabs

Winston Lachlan Elting Laabs

Representante Legal / Legal Representative

“Arrendatario”/ “Lessee”

Esterline México, S. de R.L de C.V.

/s/ Albert Scott Yost

Albert Scott Yost

Representante Legal / Legal Representative

Testigo / Witness

/s/ Amy Watson

Amy Watson

Testigo/ Witness

/s/ Enrique Aguilar Galvez

Enrique Aguilar Galvez